UNION PACIFIC REPORTS INCREASE IN INCOME FOR 2000

               EARNINGS PER SHARE INCREASES TO $3.61 BEFORE CHARGE

FOR IMMEDIATE RELEASE:

        Omaha, NE, January 18, 2001 - Union Pacific Corporation (NYSE: UNP) today reported that income from continuing operations increased 17 percent to $914 million in 2000 from $783 million in 1999, before a $72 million after-tax charge for workforce reduction costs. This equates to $3.61 per diluted share (excluding the workforce reduction charge) in 2000 and $3.12 in 1999. Net income for the year totaled $842 million, or $3.34 per diluted share. This represents a 4 percent increase over the $810 million the company earned in 1999.

        Net income for the fourth quarter was $229 million, or $.90 per diluted share, excluding the after-tax charge of $72 million, or $.27 per diluted share. Net income for the fourth quarter of 1999 was $242 million, or $.95 per diluted share.

        In commenting on the company's performance, Dick Davidson, chairman and chief executive officer, said, "In 2000, our unparalleled rail franchise and our well-balanced commodity mix allowed us to successfully meet the needs of our customers and produce solid financial results. The introduction of new products and services in 2000 has already begun to improve our profitability, and the numbers show that our yield strategy is working. We are expanding our markets and better integrating our operations with other railroads while lowering our costs.

        "As the economy slowed near year-end, we took decisive steps to adjust our operations appropriately and our entire company is now focused on how we will operate during this economic downturn," Davidson said. "This is not to say that the current economic downturn will not be a challenge. However, Union Pacific has never been better positioned to turn such a challenge into an opportunity."

        For fourth quarter, Union Pacific Corporation, excluding Overnite, reported operating income of $438 million (excluding the workforce reduction charge) compared to $499 million for the same period in 1999. The Railroad's commodity revenue was up 2 percent to $2.6 billion for the quarter with 9 percent gains in Intermodal and Automotive and a 7 percent gain in Energy. Rising fuel costs were only partially offset by other productivity improvements, driving the operating ratio up 2.8 percentage points to 83.6 percent (excluding the workforce reduction charge).

        Overnite Transportation had a dramatic turnaround from a year ago with fourth quarter operating income of $16 million compared to an operating loss of $13 million in 1999. Revenue rose 6 percent to $274 million from $259 million, while Overnite's operating ratio fell 11.3 percentage points to 94.0 percent.

        Union Pacific Corporation is one of America's leading transportation companies. Its principle operating company, Union Pacific Railroad, is the largest railroad in North America, covering 23 states across the western two-thirds of the United States. A strategically advantageous route structure enables the company to serve customers in critical and fast growing markets. It is a leading hauler of low-sulfur coal used in electrical power generation and has broad coverage of the large chemical-producing areas along the Gulf Coast. With long-haul routes between all West Coast ports and eastern gateways, and as the only railroad to serve all six major gateways to Mexico, Union Pacific has the premier rail franchise in North America. The corporation also owns Overnite Transportation, a nationwide less-than-truckload carrier, and Fenix, a group of technology companies.

        Supplemental financial information is attached.

        Additional information is available at our website: www.up.com.
Our contact for investors is Mary Jones at 402 271-6111. Our media contact is John Bromley who can be reached at 402 271-3475.

                                   * * * * * * * *

        This press release and related material may contain statements about the Corporation's future that are not statements of historical fact. These statements are "forward-looking statements" for purposes of applicable securities laws, and are based on current information and/or management's good faith belief as to future events. Forward-looking statements include projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management's plans, strategies and objectives for future operation, and management's expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and
statements regarding future economic, industry or market conditions or performance.

        Forward-looking statements are subject to risks and uncertainties. Actual performance or results could differ materially from that anticipated by the forward-looking statement. Important factors that could cause such differences include the Corporation's success in implementing its financial and operational initiatives; the impact of industry competition, conditions, performance and consolidation; legislative and/or regulatory developments, including initiatives to re-regulate the rail business; natural events such as severe weather, floods and earthquakes; adverse general economic conditions, both within the United States and globally; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation.

        Forward-looking statements speak only as of the date the statement was made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update any forward-looking statement, no inference should be drawn that the Corporation will make additional updates with respect to that statement or any other forward-looking statements.


                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                     For the Three Months Ended December 31

                (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)



                                           2000             1999       Pct Chg
                                      ------------------------------------------
Operating Revenue                       $ 2,952          $ 2,856        +    3
Operating Expense - a)                    2,613            2,370        +   10
                                        ---------        ---------

Operating Income                            339              486        -   30
Other Income - Net                           69               58        +   19
Interest Expense                           (180)            (179)       +    1
                                        ---------        ---------

Income Before Income Taxes                  228              365        -   38
Income Tax Expense                          (71)            (123)       -   42
                                        ---------        ---------

Net Income                              $   157          $   242        -   35
                                        ---------        ---------


Basic Earnings Per Share                $  0.64          $  0.98        -   35

Diluted Earnings Per Share              $  0.63          $  0.95        -   34

Diluted Earnings Per Share -
     Pro Forma - b)                     $  0.90          $  0.95        -    5
                                        ---------        ---------


Average Basic Shares Outstanding (MM)     246.5            246.7

Average Diluted Shares
     Outstanding (MM) - c)                248.0            270.0




a) 2000 includes a workforce reduction charge of $115 million pre-tax ($72 million after-tax).

b) Diluted Earnings Per Share - Pro Forma excludes the effect of the $72 million
after-tax   charge   ($0.27  per  diluted   share)  and  includes  21.8  million
anti-dilutive common stock equivalents.

c) 2000 excludes 21.8 million anti-dilutive common stock equivalents.


                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                         For the Year Ended December 31

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)



                                             2000            1999     Pct Chg
                                         -------------------------------------
Operating Revenue                         $ 11,878        $ 11,237     +    6
Operating Expense - a)                       9,975           9,433     +    6
                                          ----------      ----------

Operating Income                             1,903           1,804     +    5
Other Income - Net                             130             131     -    1
Interest Expense                              (723)           (733)    -    1
                                          ----------      ----------

Income Before Income Taxes                   1,310           1,202     +    9
Income Tax Expense                            (468)           (419)    +   12
                                          ----------      ----------

Income From Continuing Operations              842             783     +    8
Income From Discontinued
     Operations - b)                             -              27          U
                                          ----------      ----------

Net Income                                $    842        $    810     +    4
                                          ----------      ----------

Basic Earnings Per Share:
Income From Continuing Operations         $   3.42        $   3.17     +    8

Diluted Earnings Per Share:
Income From Continuing Operations         $   3.34        $   3.12     +    7
Income From Discontinued Operations              -            0.10          U
                                          ----------      ----------

Net Income                                $   3.34        $   3.22     +    4
                                          ----------      ----------

Diluted Earnings Per Share -
     Pro Forma - c)                       $   3.61        $   3.12     +   16
                                          ----------      ----------

Average Basic Shares Outstanding (MM)        246.5           246.6

Average Diluted Shares Outstanding (MM)      269.5           269.8



a) 2000 includes a workforce reduction charge of $115 million pre-tax ($72 million after-tax or $0.27 per diluted share).

b) Represents an adjustment of a liability established in connection with the discontinued operation of a former subsidiary.

c) Diluted Earnings Per Share - Pro Forma excludes the effect of the $72 million after-tax charge ($0.27 per diluted share) in 2000 and excludes the Income from Discontinued Operations in 1999.


                             UNION PACIFIC RAILROAD

                                 REVENUE DETAIL

                            Periods Ended December 31

                                   (Unaudited)



       Fourth Quarter                                          Year-to-Date
    2000         1999 Pct Chg                              2000         1999    Pct Chg
-----------------------------                          --------------------------------
                               Commodity Revenue (000):
 $ 353,158  $  377,009  -   6  Agricultural            $ 1,400,295   $1,419,187  -    1
   305,339     280,887  +   9  Automotive                1,182,429    1,047,829  +   13
   391,815     400,422  -   2  Chemicals                 1,639,930    1,594,980  +    3
   548,659     511,347  +   7  Energy                    2,153,545    2,167,901  -    1
   466,362     480,376  -   3  Industrial Products       1,985,044    1,896,546  +    5
   490,710     452,189  +   9  Intermodal                1,908,928    1,725,055  +   11

----------- --------------                             ------------  -----------
$2,556,043  $2,502,230  +   2  Total                   $10,270,171   $9,851,498  +    4
----------- --------------                             ------------  -----------


                               Revenue Carloads:

   221,356     240,907  -   8  Agricultural                872,830     911,007   -    4
   205,911     186,342  +  11  Automotive                  815,260     707,395   +   15
   223,460     234,431  -   5  Chemicals                   935,917     929,962   +    1
   498,152     469,302  +   6  Energy                    1,930,535   1,872,292   +    3
   337,516     353,095  -   4  Industrial Products       1,430,738   1,397,707   +    2
   735,219     711,067  +   3  Intermodal                2,916,003   2,737,531   +    7

----------- -----------                                ------------  ----------
 2,221,614   2,195,144  +   1  Total                     8,901,283   8,555,894   +    4
----------- -----------                                ------------  ----------


                               Average Revenue per Car:

    $1,595      $1,565  +   2  Agricultural                 $1,604      $1,558   +    3
     1,483       1,507  -   2  Automotive                    1,450       1,481   -    2
     1,753       1,708  +   3  Chemicals                     1,752       1,715   +    2
     1,101       1,090  +   1  Energy                        1,116       1,158   -    4
     1,382       1,360  +   2  Industrial Products           1,387       1,357   +    2
       667         636  +   5  Intermodal                      655         630   +    4
---------- -----------                                 ------------  ----------
    $1,151      $1,140  +   1  Total                        $1,154      $1,151        -
----------- -----------                                ------------  ----------




                                       RAIL AND OTHER OPERATIONS - a)

                                            REVIEW OF OPERATIONS

                                         Periods Ended December 31

                             (Dollars in Millions, Except Operating Statistics)

                                                (Unaudited)



      Fourth Quarter                                                                Year-to-Date
 Pro Forma                                                                    Pro Forma
   2000        1999           Pct Chg                                           2000           1999        Pct Chg
-------------------------------------                                       --------------------------------------
 $ 2,678       $ 2,597        +     3     Operating Revenues                  $ 10,765       $ 10,175       +    6

                                          Operating Expenses

     877           896        -     2     Salaries and Benefits - b)             3,546          3,634       -    2
     293           297        -     1     Rent Expense                           1,184          1,202       -    1
     278           263        +     6     Depreciation                           1,092          1,037       +    5
     365           215        +    70     Fuel and Utilities                     1,278            783       +   63
     122           138        -    12     Materials and Supplies                   545            541       +    1
     305           289        +     6     Other                                  1,155          1,194       -    3
---------      --------                                                       ---------      ---------
   2,240         2,098        +     7     Total                                  8,800          8,391       +    5
---------      --------                                                       ---------      ---------
  $  438       $   499        -    12     Operating Income                    $  1,965       $  1,784       +   10
---------      --------                                                       ---------      ---------

                                          Operating Statistics:

   2,222         2,195        +     1     Revenue Carloads (Thousands)           8,901          8,556       +    4
 120,311       121,670        -     1     Revenue Ton-Miles (Millions)         485,452        473,101       +    3
 233,668       230,235        +     1     Gross Ton-Miles (Millions)           931,360        898,193       +    4
    2.12(cent)    2.06(cent)  +     3     Rev/RTM (Commodity Revenue Based)       2.12(cent)     2.08(cent) +    2
  $1,151       $ 1,140        +     1     Average Commodity Revenue Per Car    $ 1,154        $ 1,151            -
  49,243        51,486        -     4     Average Employees                     50,523         52,539       -    4
  $ 1.03            60(cent)  +    72     Average Fuel Price Per Gallon             90(cent)       56(cent) +   61
     325           322        +     1     Fuel Consumed in Gallons (MM)          1,293          1,244       +    4
   1.392         1.398              -     Fuel Consumption Rate (Gal/000 GTM)    1.388          1.385            -
    83.6          80.8        +   2.8 pt  Operating Ratio (%)                     81.7           82.5       -  0.8 pt.



a) Excludes Overnite's operations.

b) Pro Forma 2000 excludes the impact of a workforce reduction charge of $115 million.


                                      OVERNITE TRANSPORTATION COMPANY

                                           REVIEW OF OPERATIONS

                                         Periods Ended December 31

                            (Dollars in Millions, Except Operating Statistics)

                                                (Unaudited)



    Fourth Quarter                                                               Year-to-Date
   2000        1999        Pct Chg                                             2000        1999        Pct Chg
------------------------------------                                        -----------------------------------
  $ 274       $ 259        +     6      Operating Revenues                    $ 1,113     $ 1,062       +    5

                                        Operating Expenses

    156         157        -     1      Salaries and Benefits                     650         651            -
     24          31        -    23      Rent Expense                               97          95       +    2
     12          11        +     9      Depreciation                               48          46       +    4
     19          14        +    36      Fuel and Utilities                         72          49       +   47
     12          13        -     8      Materials and Supplies                     48          49       -    2
     35          46        -    24      Other                                     145         152       -    5
  ------      -------                                                         --------    --------
    258         272        -     5      Total                                   1,060       1,042       +    2
  ------      -------                                                         --------    --------
  $  16       $ (13)             F      Operating Income                      $    53     $    20       +    F
  ------      -------                                                         --------    --------

                                        Operating Statistics:

  1,821       1,837        -     1      Millions of Pounds Hauled - LTL         7,510       7,949       -    6
  1,946       1,954        -            Millions of Pounds Hauled - Combined    8,024       8,396       -    4
$ 13.84     $ 13.25        +     4      Revenue/CWT - LTL                     $ 13.66     $ 12.64       +    8
$ 13.44     $ 12.83        +     5      Revenue/CWT - Combined                $ 13.25     $ 12.26       +    8
 11,459      11,562        -     1      Average Employees                      11,260      11,695       -    4
     98(cent)    65(cent)  +    51      Average Fuel Price Per Gallon              90(cent)    54(cent) +   67
 14,185      13,017        +     9      Fuel Consumed in Gallons (000s)        57,169      55,818       +    2
   94.0       105.3        -  11.3 pt.  Operating Ratio (%)                      95.2        98.1       -  2.9 pt.




                                  UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

                                      As of December 31

                                    (Dollars in Millions)

                                         (Unaudited)



                                                2000               1999
                                             ----------         ----------
Assets:
        Cash and Temporary Investments        $    105           $    175
        Other Current Assets                     1,180              1,139
        Investments                                740                753
        Properties - Net                        28,196             27,519
        Other Assets                               278                302
                                             ----------         ----------
           Total                              $ 30,499           $ 29,888
                                             ----------         ----------

   Liabilities and Stockholders' Equity:

        Current Portion of Long Term Debt        $ 207              $ 214
        Other Current Liabilities                2,755              2,671
        Long Term Debt                           8,144              8,426
        Deferred Income Taxes                    7,143              6,715
        Other Long Term Liabilities              2,088              2,361
        Convertible Preferred Shares             1,500              1,500
        Common Stockholders' Equity              8,662              8,001
                                             ----------         ----------
           Total                              $ 30,499           $ 29,888
                                             ----------         ----------



                            UNION PACIFIC CORPORATION

                         STATEMENTS OF CONSOLIDATED CASH FLOWS

                            For the Year Ended December 31

                              (Dollars in Millions)

                                   (Unaudited)



                                                        2000             1999
                                                   ------------     ------------
   Operating Activities:
         Income From Continuing Operations          $  842           $  783
         Depreciation                                1,140            1,083
         Deferred Income Taxes                         447              529
         Other                                        (471)            (526)
                                                   ---------        ---------
         Cash Provided by Operations                 1,958            1,869
                                                   ---------        ---------

   Investing Activities:
         Capital Investments                        (1,783)          (1,834)
         Other                                         241              220
                                                   ---------        ---------
         Cash Used by Investing Activities          (1,542)          (1,614)
                                                   ---------        ---------

   Financing Activities:
         Dividends Paid                               (199)            (198)
         Debt Repaid                                  (796)            (692)
         Financings and Other - Net                    509              634
                                                   ---------        ---------
         Cash Used by Financing Activities            (486)            (256)
                                                   ---------        ---------

   Net Change in Cash and Temporary Investments     $  (70)          $   (1)
                                                   ---------        ---------


   Free Cash Flow after Dividends                   $  217           $   57
                                                   ---------        ---------


